Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Financial Statements and Experts", and to the use of our report dated September 14, 2007 with respect to Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund, which is incorporated by reference in this Registration Statement on Form N-14 of Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund.

ERNST & YOUNG LLP

New York, New York
November 7, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees
The Dreyfus/Laurel Funds Trust:

We consent to the use of our report for Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust, incorporated herein by reference as of December 31, 2006, and to the reference to our firm under the headings "Independent Registered Public Accounting Firm" and "Financial Statements and Experts" in the Proxy Statement/Prospectus on Form N-14.

KPMG LLP

New York, New York
November 8, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Financial Statements and Experts", and to the use of our reports dated September 14, 2007 with respect to Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund and May 18, 2007 with respect to Dreyfus A Bonds Plus, Inc., which are incorporated by reference in this Registration Statement on Form N-14 of Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund.

ERNST & YOUNG LLP

New York, New York
November 7, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Financial Statements and Experts", and to the use of our reports dated September 14, 2007 with respect to Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund and November 12, 2006 with respect to Dreyfus Premier Fixed Income Funds - Dreyfus Premier Core Bond Fund, which are incorporated by reference in this Registration Statement on Form N-14 of Dreyfus Investment Grade Funds, Inc. - Dreyfus Premier Intermediate Term Income Fund.

ERNST & YOUNG LLP

New York, New York
November 7, 2007